                                                                DRAFT OF 8-27-97





                           UNIFAB INTERNATIONAL, INC.
                           (A LOUISIANA CORPORATION)





                                  COMMON STOCK





                             UNDERWRITING AGREEMENT





DATED:   SEPTEMBER __, 1997

                           UNIFAB INTERNATIONAL, INC.


                             UNDERWRITING AGREEMENT
                                                              September __, 1997

MORGAN KEEGAN & COMPANY, INC.
STEPHENS INC.
   As Representatives of the Several
     Underwriters Named in Schedule A hereto
c/o Morgan Keegan & Company, Inc.
50 Front Street
Memphis, Tennessee 38103

Dear Sirs:

UNIFAB International, Inc., a Louisiana corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A (collectively, the "Underwriters") an aggregate of 1,100,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), of the Company (the "Firm Company Shares"), and McDermott Incorporated, a Delaware corporation (the "Selling Shareholder") proposes to sell to the Underwriters an aggregate of 1,715,000 shares of Common Stock (the "Firm Selling Shareholder Shares" and, together with the Firm Company Shares, the "Firm Shares"). The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter.

The Company also grants to the Underwriters, severally and not jointly, the option described in Section 4 to purchase, on the same terms as the Firm Shares, up to 422,250 additional shares of Common Stock (the "Option Shares") solely to cover over-allotments. The Firm Shares, together with all or any part of the Option Shares, are collectively herein called the "Shares."

      Section 1. Representations and Warranties of the Sellers. The Company and Universal Fabricators Incorporated, a Delaware corporation ("Universal Fabricators" and, together with the Company, the "Sellers"), represent and warrant to and agree with each of the Underwriters that:

              a. A registration statement on Form S-1 (File No. 333-31609) with respect to the Shares, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the applicable rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission"), and has been filed with the Commission; and such amendments to such registration statement as may have been required prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. Copies of such registration statement and amendment or amendments and of each related preliminary prospectus, and the exhibits, financial statements and schedules, as finally amended and revised, have been delivered to you. The Company has prepared in the same manner, and proposes so to file with the Commission, one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) if the Company does not rely on Rule 434 of the 1933 Act Regulations, a final prospectus in accordance with Rules 430A and 424(b) of the 1933 Act Regulations, or (iii) if the Company relies on Rule 434 of the 1933 Act Regulations, a term sheet relating to the Shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the 1933 Act Regulations. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations for the purpose of registering certain additional shares of Common Stock, which registration statement will be effective upon filing with the Commission. As filed, such amendment, any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations and any term sheet and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as defined below) and, except to the extent that you shall agree in writing to a modification, shall be in all respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus and in addition to the Rule 430A Information) as the Company shall have previously advised you in writing would be included or made therein.

              The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information contained in any Prospectus and any Term Sheet (as hereinafter defined) and deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the 1933 Act Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean (a) if the Company relies on Rule 434 of the 1933 Act Regulations, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the 1933 Act Regulations, together with the Preliminary Prospectus identified therein that such Term Sheet supplements or (b) if the Company does not rely on Rule 434 of the 1933 Act Regulations, the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations or, if no filing pursuant to Rule 424(b) of the 1933 Act Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such Registration Statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted pursuant to Rule 430A of the 1933 Act Regulations to be omitted from the Registration Statement when it becomes effective. The term "462(b) Registration Statement" means any

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      registration statement filed with the Commission pursuant to Rule 462(b)
      of the 1933 Act Regulations (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such registration statement becomes effective). The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the 1933 Act Regulations. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

              b. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or threatened by the Commission or the state securities or blue sky authority of any jurisdiction, and each Preliminary Prospectus and any amendment or supplement thereto, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter or the Selling Shareholder expressly for use in the Registration Statement or any 462(b) Registration Statement.

              c. When the Registration Statement and any 462(b) Registration Statement shall become effective, or any Term Sheet that is part of the Prospectus is filed with the Commission pursuant to Rule 434, when the Prospectus is first filed pursuant to Rule 424(b) of the 1933 Act Regulations, when any amendment to the Registration Statement or any 462(b) Registration Statement becomes effective, and when any supplement to the Prospectus or any Term Sheet is filed with the Commission and at the Closing Time and Date of Delivery (as hereinafter defined), (i) the Registration Statement, the 462(b) Registration Statement, the Prospectus, the Term Sheet and any amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations, and (ii) neither the Registration Statement, the 462(b) Registration Statement, the Prospectus, any Term Sheet nor any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter or the Selling Shareholder expressly for use in the Registration Statement or any 462(b) Registration Statement.

              d. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Louisiana with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, in each case after giving effect to the transactions contemplated by that certain Transition Agreement dated

      August ______, 1997 by and among the Company, Universal Partners, Inc., Universal Fabricators Incorporated, the Selling Shareholder and Dailey J. Berard (the "Transition Agreement"). The Company is duly qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus, after giving effect to the transactions contemplated by the Registration Statement and the Prospectus, requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole.

              e. All of the Company's subsidiaries, including the corporations that will become subsidiaries upon consummation of the transactions contemplated by the Transition Agreement, are named on an exhibit to the Registration Statement (each a "Subsidiary" and collectively the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus conducted requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of such Subsidiaries.

              f. The Sellers have full corporate right, power and authority to enter into this Agreement and the Transition Agreement and to consummate the transactions contemplated by this Agreement and the Transition Agreement, and the Company has full corporate right, power and authority to issue, sell and deliver the Shares as provided herein. This Agreement has been duly authorized, executed and delivered by the Sellers and constitutes a valid and binding agreement of the Sellers, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity and except to the extent enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws. The Transition Agreement has been duly authorized, executed and delivered by the Sellers and constitutes a valid and binding agreement of each of the Sellers, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity.

              g. Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the Transition Agreement and the consummation by the Sellers of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect, except, with respect to this Agreement, as may be required under applicable state securities laws.

              h. Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement or the Transition Agreement, nor the consummation of the transactions contemplated hereby or thereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the charter or bylaws of the Sellers or the Subsidiaries, respectively, or under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Sellers or the Subsidiaries, respectively, is a party or to which any of the respective properties or other assets of the Sellers or the Subsidiaries, respectively, is subject, or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Sellers or the Subsidiaries, respectively.Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the Transition Agreement and the consummation by the Sellers of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect, except, with respect to this Agreement, as may be required under applicable state securities laws.

              i. The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable. No preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. No person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company or shares of capital stock of any of the Subsidiaries at any other time which has not been satisfied or waived.

              j. Upon consummation of the transactions contemplated by the Transition Agreement (the "Transactions"), the Company's authorized, issued and outstanding capital stock will be as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been and all such shares to be issued in connection with the Transactions will be, when issued in accordance with the terms of the Transition Agreement, the Agreement and Plan of Stock Exchange and the Share Exchange Agreement provided for therein (the "Transaction Agreements"), duly authorized and validly issued, fully paid and nonassessable and conform to the description of the Company's capital stock contained in the Prospectus.

              k. All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, upon consummation of the Transactions, will be owned directly or indirectly through another Subsidiary by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. Other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

              l. Except as disclosed in the Prospectus and except for rights that will terminate upon the consummation of the Transactions as contemplated by the Transition Agreement, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
      (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

              m. The Company and its Subsidiaries have good and marketable title, or a valid and renewable leasehold interest to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

              n. The financial statements of the Company, Universal Fabricators and the consolidated Subsidiaries of Universal Fabricators included in the Registration Statement and Prospectus present fairly the financial position of the Company, Universal Fabricators and the consolidated Subsidiaries of Universal Fabricators as of the dates indicated and the results of operations and cash flows for the Company and its consolidated Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis. The financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary -- Summary Financial





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
      and Operating Data" and "Selected Financial and Operating Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus. The unaudited pro forma financial information (including the related notes) included in the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. Such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents, with respect to the Company, Universal Fabricators and the consolidated Subsidiaries of Universal Fabricators, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified.

              o. Ernst & Young LLP, who have examined and are reporting upon the audited financial statements and schedules included in the Registration Statement, are, and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

              p. Neither the Company nor any of its Subsidiaries has sustained, since March 31, 1997, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement and Prospectus, there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company or its Subsidiaries, or (ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company or its Subsidiaries.

              q. Neither the Company nor any of its Subsidiaries is in violation of its charter, or by-laws, and no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject. Neither the Company nor any of its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect on the financial position, results of operations or business of each such entity, respectively.

              r. There is not pending or threatened, any action, suit, proceeding, inquiry or investigation against the Company, its Subsidiaries or any of the officers and directors of the Company or its Subsidiaries or to which the properties, assets or rights of the Company or its Subsidiaries are subject, before or brought by any court or governmental agency or body or board of arbitrators that is required to be described in the Registration Statement or the Prospectus but is not described as required.

              s. The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

              t. Except as disclosed in the Prospectus, the Company and each of its Subsidiaries own, possess or have obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities or other entities as are necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, or as contemplated in the Prospectus to be conducted, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such licenses, permits, franchises, certificates, consents, orders, approvals or authorizations.

              u. The Company and each of its Subsidiaries owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each of its Subsidiaries to conduct its business as described in the Prospectus, and neither the Company nor any of its Subsidiaries has received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company or any of its Subsidiaries.

              v. The Company's and the Subsidiaries' respective systems of internal accounting controls are sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or the Subsidiaries' financial statements; and neither the Company, the Subsidiaries, nor any employee or agent thereof has made any payment of funds of the Company or the Subsidiaries nor received or retained any funds, and no funds of the Company or the Subsidiaries have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

              w. The Company and the Subsidiaries have filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against the Company, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company. All tax liabilities are adequately provided for on the respective books of the Company.

              x. The Company and its Subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for its business and, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

              y. Neither the Sellers, the Subsidiaries, nor their officers, directors or affiliates have taken, nor will take, directly or indirectly, any action that is designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Shares.

              z. Neither the Company nor any of its Subsidiaries is, will become as a result of the transactions contemplated hereby, or will conduct its business in a manner which would cause it to become, "an investment company,"or a company "controlled" by an "investment company,"within the meaning of the Investment Company Act of 1940, as amended.

              aa.    Each of the Sellers has full corporate power and authority to enter into the Transition Agreement. The Transition Agreement has been duly authorized, executed and delivered by the Sellers and constitutes a valid and binding agreement of the Sellers, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity. Neither the execution, delivery and performance of the Transition Agreement by the any of the Sellers, nor the consummation of the transactions contemplated thereby, will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the charter or bylaws of the Sellers or under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Sellers is a party or to which any of the respective properties or other assets of the Sellers is subject; or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of any of the Sellers.


      Section 2. Representations and Warranties of Universal Partners, Inc.Universal Partners, Inc., a Louisiana coporation ("Universal Partners"), represents and warrants to, and agrees with, each of the several Underwriters that:

              a. Universal Partners has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Louisiana with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business.

              b. Universal Partners has full corporate right, power and authority to enter into this Agreement, the Transition Agreement and the Agreement and Plan of Share Exchange Agreement and to consummate the transactions contemplated by this Agreement, the Transition Agreement and the Agreement and Plan of Stock Exchange. This Agreement has been duly authorized, executed and delivered by Universal Partners and constitutes a valid and binding agreement of Universal Partners, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity and except to the extent enforcement of the indemnification provisions set forth in Section 9 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws. The Transition Agreement has been duly authorized, executed and delivered by Universal Partners and constitutes a valid and binding agreement of Universal Partners, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity. The Agreement and Plan of Stock Exchange has been duly authorized, executed and delivered by Universal Partners and constitutes a valid and binding agreement of Universal Partners, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity.

              c. Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid execution, delivery and performance of this Agreement , the Transition Agreement and the Agreement and Plan of Stock Exchange and the consummation by Universal Partners of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect, except, with respect to this Agreement, as may be required under applicable state securities laws.

              d. Neither the execution, delivery and performance of this Agreement, the Transition Agreement or the Agreement and Plan of Stock Exchange, nor the consummation of the transactions contemplated hereby or thereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the charter or bylaws of Universal Partners or under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Universal Partners is a party or to which any of the properties or other assets of Universal Partners is subject, or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Universal Partners. Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid execution, delivery and performance of this Agreement, the Transition Agreement and the Agreement and Plan of Share Exchange and the consummation by Universal Partners of the transactions contemplated hereby and thereby has been made or obtained and is in full force and effect, except, with respect to this Agreement, as may be required under applicable state securities laws.


      Section 3. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

              a. The Selling Shareholder has full right, power and authority to enter into this Agreement and the Transition Agreement and to sell, assign, transfer and deliver to the Underwriters the Firm Selling Shareholder Shares to be sold by the Selling Shareholder hereunder; and the execution and delivery of this Agreement and the Transition Agreement have been duly authorized by all necessary action of the Selling Shareholder.

              b. The Selling Shareholder has duly executed and delivered this Agreement and the Transition Agreement, and each constitutes the valid and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

              c. No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Firm Selling Shareholder Shares to be sold by the Selling Shareholder or the consummation of the Transactions contemplated by this Agreement or the Transition Agreement, except the registration of such Firm Selling Shareholder Shares under the 1933 Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Firm Selling Shareholder Shares by the Underwriters.

              d. The sale of the Firm Selling Shareholder Shares to be sold by the Selling Shareholder and the performance of this Agreement and the Transition Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the charter or bylaws or other governing instruments of the Selling Shareholder, if any, or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of the Selling Shareholder's properties or assets.

              e. The Selling Shareholder has good and valid title to the shares of common stock of Universal Fabricators to be exchanged for the Firm Selling Shareholder Shares pursuant to the Transition Agreement, and at the Closing Time (as defined in Section 3 hereof) the Selling Shareholder will have, good and valid title to the Firm Selling Shareholder Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Firm Selling Shareholder Shares against payment therefor as provided herein, good and valid title to such Firm Selling Shareholder Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

              f. The Selling Shareholder has not taken, and will not take, directly or indirectly, any action that is designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Shares.

      In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, the Selling Shareholder agrees to deliver to you prior to or at the Closing Time (as hereinafter defined) a properly completed and executed United States Treasury Department form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

      Section 4.     Sale and Delivery of the Shares to the Underwriters;
Closing.

      On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters the Firm Company Shares, and the Selling Shareholder agrees to sell to each of the Underwriters the

Firm Selling Shareholder Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A (the proportion which each Underwriter's share of the total number of the Firm Shares bears to the total number of Firm Shares is hereinafter referred to as such Underwriter's "underwriting obligation proportion"), at a purchase price of $__________ per share.

              a. In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, up to an additional 422,250 Option Shares at the same purchase price as shall be applicable to the Firm Shares. The option hereby granted will expire if not exercised within the thirty (30) day period after the date of the Prospectus by giving written notice to the Company. The option granted hereby may be exercised in whole or in part (but not more than once) by you, as representatives of the Underwriters, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares. The notice of exercise shall set forth the number of Option Shares as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than three full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

              b. Payment of the purchase price for and delivery of certificates in definitive form representing the Firm Shares shall be made at the offices of Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103, or at such other place as shall be agreed upon by the Company, the Selling Shareholder and you, at 10:00 a.m., either
      (i) on the third full business day after the execution of this Agreement, or (ii) at such other time not more than ten full business days thereafter as you, the Selling Shareholder and the Company shall determine (unless, in either case, postponed pursuant to the term hereof), (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and delivery of certificates in definitive form representing the Option Shares shall be made at the offices of Morgan Keegan & Company, Inc. in the manner set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment for the Firm Company Shares and the Option Shares shall be made to the Company and payment shall be made to the Selling Shareholder for the Firm Selling Shareholder Shares by wire transfer in same-day funds to the accounts designated to the Underwriters in writing by the Company and the Selling Shareholder, as appropriate (or in such other manner as you, the Company and the Selling Shareholder shall agree) against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

              c. The certificates representing the Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates representing the Shares will be made available at the offices of Morgan Keegan & Company, Inc. or at such other place as Morgan Keegan & Company, Inc. may designate for examination and packaging not later than 10:00 a.m. at least one full business day prior to the Closing Time or the Date of Delivery as the case may be.

              d. After the Registration Statement becomes effective, you intend to offer the Shares to the public as set forth in the Prospectus, but after the initial public offering of such Shares you may in your discretion vary the public offering price.

      Section 5. Certain Covenants of the Company. The Company covenants and agrees with the Selling Shareholder and each Underwriter as follows:

              a. The Company will use its best efforts to cause the Registration Statement to become effective (if not yet effective at the date and time that this Agreement is executed and delivered by the parties hereto). If the Company elects to rely upon Rule 430A of the 1933 Act Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the 1933 Act Regulations, the Company will comply with the requirements of Rule 430A and will file the Prospectus, properly completed, pursuant to the applicable provisions of Rule 424(b), or a Term Sheet pursuant to and in accordance with Rule 434, within the time period prescribed. If the Company elects to rely upon Rule 462(b) of the 1933 Act Regulations, the Company shall file a 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee. The Company will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement, 462(b) Registration Statement or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or 462(b) Registration Statement or amend or supplement the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the withdrawal thereof at the earliest possible moment.

              b. The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement
      (i) to the Prospectus, if the Company has not elected to rely upon Rule 430A, (ii) if the Company has elected to rely upon Rule 430A, to either the Prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus filed in accordance with Rule 424(b) or any Term Sheet filed in accordance with Rule 434, or (iii) if the Company has elected to rely upon Rule 462(b), to any 462(b) Registration Statement in any case if you shall not have previously been advised and furnished a copy thereof a reasonable time prior to the proposed filing, or if you or counsel for the Underwriters shall object to such amendment or supplement.

              c. The Company has furnished or will furnish to you, at its expense, as soon as available, three copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto.

              d. The Company will deliver to each Underwriter, at the Company's expense, from time to time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, at the Company's expense, as soon as the Registration Statement shall have become effective and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as each Underwriter may reasonably request. The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus or any Term Sheet in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus or any Term Sheet as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus or any Term Sheet is delivered not misleading, or, if for any reason it shall be necessary during such same period to amend or supplement the Prospectus or any Term Sheet in order to comply with the 1933 Act or the 1933 Act Regulations, the Company will notify you and upon your request prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or any Term Sheet or a supplement to the Prospectus or any Term Sheet or an amendment or supplement to any such incorporated document which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus or any Term Sheet, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus or any Term Sheet complying with
      Section 10(a)(3) of the 1933 Act.

              e. The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to make any undertakings in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

              f. The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the "effective date of the Registration Statement" (as defined in Rule 158(c) of the 1933 Act Regulations), an earnings statement (in reasonable detail but which need not be audited) complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder and covering a period of at least 12 months beginning after the effective date of the Registration Statement.

              g. The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

              h. During a period of five years after the date hereof, the Company will furnish to you: (i) if and at the time it furnishes such reports to its securityholders, statements of operations of the Company for each of the first three quarters of each fiscal year in the form furnished to the Company's securityholders; (ii) concurrently with furnishing to its securityholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of cash flows and of securityholders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent public accountants; (iii) as soon as they are available, copies of all reports (financial or otherwise) mailed to securityholders;
      (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"); (v) every material press release in respect of the Company or its affairs which is released by the Company; and (vi) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

              i. During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without the prior written consent of Morgan Keegan & Company, Inc., offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, or announce any offer, pledge, sale, grant of any option to purchase or otherwise acquire, directly or indirectly, any shares of Common Stock or securities convertible into, exercisable for or exchangeable for, shares of Common Stock, except as provided in the Transition Agreement, Section 3 of this Agreement or pursuant to the Company's Long-Term Incentive Plan (as specified in the Prospectus under the caption "Management") or in connection with the acquisition of businesses or assets by the Company or a subsidiary of the Company.

              j. The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

              k. The Company will cause the Shares to be listed, subject to notice of issuance, on the Nasdaq National Market and will use its best efforts to maintain the listing of the Shares on the Nasdaq National Market.

              l. The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              m. The Company will not, and will use its best efforts to cause its officers, directors and affiliates not to, in violation of Regulation M of the 1934 Act Regulations (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

              n. If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to consult with you concerning the substance and dissemination of a press release or other public statement responding to or commenting on such rumor, publication or event.

      Section 6. Covenants of the Selling Shareholder. The Selling Shareholder covenants and agrees with each of the Underwriters that the Selling Shareholder will not, in violation of Regulation M of the 1934 Act Regulations,
(i) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

      Section 7. Payment of Expenses. The Sellers will pay and bear all costs, fees and expenses incident to the performance of its obligations under this Agreement (excluding fees and expenses of counsel for the Underwriters, except as specifically set forth below), including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectuses, the Prospectus and any Term Sheet and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the certificates representing the Shares, the Blue Sky Memoranda and any instruments relating to any of the foregoing, (c) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters), (d) the fees and disbursements of the Sellers' counsel and accountants, (e) the qualification of the Shares under the applicable securities laws in accordance with the terms of this Agreement, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Memoranda, (f) all costs, fees and expenses in connection with the notification to the Nasdaq National Market of the proposed issuance of the Shares, (g) filing fees relating to the review of the offering by the NASD, (h) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Part II of the Registration Statement, (i) costs related to travel and lodging incurred by the Sellers and their representatives relating to meetings with and presentations to prospective purchasers of the Shares reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Shares to the public, and (j) all other costs and expenses incident to the performance of the Sellers' obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Sellers, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications.

      If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of default by any of the Underwriters, the Sellers will reimburse the Underwriters severally on demand for all reasonable out-of-pocket expenses, including fees and disbursements of Underwriters' counsel, reasonably incurred by the Underwriters in reviewing the Registration Statement and the Prospectus, and in investigating and making preparations for the marketing of the Shares, provided that the Sellers will not be required to pay more than $150,000 in the aggregate pursuant to this paragraph.

      Section 8. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for (i) the Firm Shares that they have respectively agreed to purchase pursuant to this Agreement (and any Option Shares as to which the option granted in Section 4 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) at the Closing Time and (ii) the Option Shares at the Date of Delivery of the Option Shares, are subject to the accuracy of the representations and warranties of the Sellers and the Selling Shareholder contained herein as of the Closing Time or the Date of Delivery, as the case may be, and to the accuracy of the representations and warranties of the Sellers and the Selling Shareholder contained in certificates of any officer of the Company and the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Sellers and the Selling Shareholder of their obligations hereunder, and to the following further conditions:

              a. The Registration Statement shall have become effective not later than 5:30 p.m. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 p.m. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; if the Company has elected to rely upon Rule 462(b), the 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement shall have been issued under the 1933 Act, and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a Prospectus or a Term Sheet containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post- effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

              b. At the Closing Time, you shall have received a favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                     i. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of

                            Louisiana with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                     ii. Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each such entity has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                     iii. The Company has the corporate power and authority to enter into this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights or by general principles of equity whether considered at law or in equity and except to the extent that enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws and except that no opinion need be expressed as to the effect of the first sentence of Section 15 of this Agreement as to the laws of the State of Tennessee.

                     iv. Each of the Company, Universal Partners and Universal Fabricators has the corporate power and authority to enter into the Transition Agreement and to consummate the transactions contemplated therein. The Transition Agreement has been duly authorized, executed and delivered by each of the Company, Universal Partners and Universal Fabricators and, assuming due authorization, execution and delivery by the Selling Shareholder and Dailey J. Berard, constitutes a valid and binding agreement of the Company, Universal Partners and Universal Fabricators, enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights or by general principles of equity whether considered at law or in equity.

                     v. Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the Transition Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, has been made or obtained and is in full force and effect, except such as may be necessary under state securities laws or required by the NASD in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need express no opinion.

                     vi. Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement or the Transition Agreement, nor the consummation of the transactions contemplated hereby or thereby did or will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under, the charter or by-laws of the Company or the Subsidiaries, respectively, or, under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company, Universal Partners or the Subsidiaries, respectively, is a party or to which the Company, Universal Partners or the Subsidiaries, respectively, or any of its respective properties or other assets, is subject; or, to such counsel's knowledge, any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body; or to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, Universal Partners or the Subsidiaries, respectively.

                     vii. The Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus under the heading "Description of Capital Stock."

                     viii. The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, such shares will be validly issued, fully paid and nonassessable. To such counsel's knowledge, no preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. To such counsel's knowledge, no person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived. The form of certificates evidencing the Shares complies with all applicable requirements of Louisiana law.

                     ix. The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization."All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders. All offers and sales of capital stock by the Company and Universal Fabricators in connection with the transactions contemplated by the Transition Agreement were duly registered under the 1933 Act or were exempt from the registration requirements of the 1933 Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, provided, however, that such counsel need not express any opinion with respect to the registration or availability of an exemption under applicable state securities or blue sky laws for shares of Common Stock issued pursuant to an underwritten public offering.

                     x. All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, to such counsel's knowledge after due inquiry, are owned directly, or indirectly through another Subsidiary, by the Company free and clear of all liens, security interests, pledges, charges encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. To such counsel's knowledge after due inquiry, other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                     xi. Except as disclosed in the Prospectus, to such counsel's knowledge after due inquiry, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

                     xii. Any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

                     xiii. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws, and, to such counsel's knowledge after due inquiry, no material default exists, and no event has occurred nor state of facts exist which, with notice or after the lapse of time to cure or both, would constitute a material default in the due performance and observance of any obligation, agreement, term, covenant, or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company is a party or to which the Company or any of its properties is subject.

                     xiv. To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of the officers and directors of the Company or the Subsidiaries or to which the properties, assets or rights of the Company or the Subsidiaries are subject, before or brought by any court or governmental agency or body or board of arbitrators, that are required to be described in the Registration Statement or the Prospectus but are not described as required.

                     xv. The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown and there are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                     xvi. The Common Stock has been approved for trading on the Nasdaq National Market.

                     xvii. The Registration Statement and any 462(b) Registration Statement have become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the 1933 Act. Other than financial statements and other financial and operating data and schedules contained therein, as to which counsel need express no opinion, the Registration Statement, any 462(b) Registration Statement, all Preliminary Prospectuses, the Prospectus and any amendment or supplement thereto, appear on their face to conform as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder.

                     xviii. The Company is not, or solely as a result of the
                            consummation of the transactions contemplated hereby will not become, an "investment company,"or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                     xix. The descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings are accurate and present fairly a summary of the information required to be shown under the 1933 Act and the 1933 Act Regulations. The information in the Prospectus under the caption "Shares Available for Future Sale," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel, is correct and presents fairly the information required to be disclosed therein under the 1933 Act and the 1933 Act Regulations.

                     Such counsel also shall state that they have no reason to
              believe that the Registration Statement, any 462(b) Registration Statement or any further amendment thereto made prior to the Closing Time or the Date of Delivery, as the case may be, on its effective date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Closing Time or the Date of Delivery, as the case may be, as of its issue date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any 462(b) Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

              c. You shall have received an opinion, dated the Closing Time, of Jack M. Arnold, Assistant General Counsel - Transactions, of McDermott Incorporated, counsel for the Selling Shareholder, in form and substance satisfactory to you and your counsel, to the effect that:

                     i. This Agreement and the Transition Agreement have been duly executed and delivered by or on behalf of the Selling Shareholder; the sale of the Firm Selling Shareholder Shares to be sold by the Selling Shareholder at such Closing Time and the performance of this Agreement and the Transition Agreement and the consummation of the Transactions herein and therein contemplated will not conflict with or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the charter or bylaws or other governing instruments of the Selling Shareholder or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of the Selling Shareholder's properties or assets.

                     ii. No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Firm Selling Shareholder Shares being sold by the Selling Shareholder or the consummation of the Transactions contemplated by this Agreement or the Transition Agreement, except the registration of such Firm Selling Shareholder Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                     iii. The Selling Shareholder has good and valid title to the shares of common stock of Universal Fabricators to be exchanged for the Firm Selling Shareholder Shares pursuant to the Transition Agreement, and immediately prior to such Closing Time will have, good and valid title to the Firm Selling Shareholder Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Firm Selling Shareholder Shares against payment therefor as provided herein, good and valid title to such Firm Selling Shareholder Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

                     In rendering the opinions set forth in Sections 7(b) and
              (c), such counsel may rely on the following:

                                   (1)   as to matters involving the
                            application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with the applicable laws, and

                                   (2)   as to matters of fact, to the extent
                            they deem proper, on certificates of responsible officers of the Company or the Selling Shareholder, as appropriate, and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company or the Selling Shareholder, as appropriate, provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel. The opinion of counsel for the Company or the Selling Shareholder, as appropriate, shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon.

              d. At the Closing Time, you shall have received a favorable opinion from Andrews & Kurth L.L.P., counsel for the Underwriters, dated as of the Closing Time, with respect to the incorporation of the Company, the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

              e. At the Closing Time, (i) the Registration Statement, any 462(b) Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations; the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon), and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the best of the Company's knowledge, threatened against the Company that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the best knowledge of the Company, threatened against the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (v) the representations and warranties of the Company set forth in
      Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed by the President and Chief Financial Officer of the Company dated as of the Closing Time, to such effect and with respect to the following additional matters: (A) the Registration Statement has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the 1933 Act; and (B) they have reviewed the Registration Statement and the Prospectus and, when the Registration Statement and any 462(b) Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, any 462(b) Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth. The representations and warranties of the Selling Shareholder set forth herein shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed on behalf of the Selling Shareholder to such effect.

              f. You shall have received from Ernst & Young LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and the Closing Time and the Date of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. In the event that the letters referred to in this subsection set forth any changes, decreases or increases in the items specified in paragraphs iii and iv of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date of such letter.

              g. At the Closing Time, you shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) above, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

              h. At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 7(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

              i. The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

              j. Subsequent to the date hereof, there shall not have occurred any of the following: (i) there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (ii) trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (iii) there has been any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or (iv) a banking moratorium has been declared by federal or New York or Tennessee authorities, or (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

              k. All of the Transactions contemplated by the Transition Agreement shall have occurred as of the Closing Time relating to the Firm Shares.

      If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 7. Notwithstanding any such termination, the provisions of Section 9 shall remain in effect.

      The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery for Option Shares of the conditions set forth in this Section 8, except that, if any Date of Delivery for Option Shares is other than the Closing Time, the certificates, opinions and letters referred to in paragraphs (b), (c) and (d) shall be revised to reflect the sale of Option Shares.

      Section 9.     Indemnification and Contribution.

              a. The Sellers will jointly and severally indemnify and hold harmless the Selling Shareholder and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Selling Shareholder or any such Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any breach of any warranty or covenant of the Sellers herein contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Shareholder and each Underwriter for any legal or other expenses reasonably incurred by the Selling Shareholder or any such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Sellers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder or any Underwriter expressly for use therein; provided, however, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of an Underwriter (or any person controlling an Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased shares of the Common Stock if such person did not receive a copy of the Prospectus (or of the Prospectus, as amended or supplemented) at or prior to the written confirmation of the sale of such shares to such person where such delivery is required by the 1933 Act, unless such failure to deliver was a result of the Company's failure to deliver the Prospectus in accordance with Section 5(d) of this Agreement, and if the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or in the Prospectus, as amended or supplemented). In addition to their other obligations under this Section 9(a), the Sellers agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(a), they will reimburse the Selling Shareholder and the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Sellers' obligations to reimburse either the Selling Shareholder or the Underwriters, or both, for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction; provided, however, that the obligation of the Sellers to make any such reimbursements shall be subject to receipt from the Selling Shareholder and the Underwriters, as the case may be, of an undertaking to return any such reimbursements to the extent that it is determined by a court of competent jurisdiction that such indemnification of either the Selling Shareholder or the Underwriters, or both, by the Sellers is not permitted. Any such interim reimbursement payments that are not made to the Selling Shareholder or any Underwriter within 30 days of receipt of a request for reimbursement, and all appropriate supporting documentation, shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Sellers may otherwise have. The Sellers will not, without the prior written consent of the Selling Shareholder and each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Selling Shareholder or any Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Selling Shareholder and each Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

              The indemnity agreement in this Section 9(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each of the officers and directors of the Selling Shareholder and each Underwriter and each person, if any, who controls the Selling Shareholder or any Underwriter within the meaning of the 1933 Act to the same extent such indemnity agreement applies to the Selling Shareholder and the Underwriters.

              b. The Selling Shareholder will indemnify and hold harmless the Sellers and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Sellers or any Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
      (i) arise out of or are based upon any breach of any warranty or covenant of the Selling Shareholder herein contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (B) any Application, or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Sellers and each Underwriter for any legal or other expenses reasonably incurred by either the Sellers or such Underwriter, or both, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Sellers by any Underwriter expressly for use therein; provided, further, however, that the Selling Shareholder shall be liable hereunder in any case only to the extent of the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholder from the Underwriters for the Firm Selling Shareholder Shares sold by the Selling Shareholder hereunder, unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any 462(b) Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to any of the Sellers by the Selling Shareholder expressly for use therein, in which case such limitation of the liability of the Selling Shareholder
      shall not apply.   In addition to its other obligations under this
      Section 9(b), the Selling Shareholder agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(b), the Selling Shareholder will reimburse the Sellers and the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Selling Shareholder's obligation to reimburse the Sellers or the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction; provided, however, that the obligation of the Selling Shareholder to make any such reimbursements shall be subject to receipt from the Sellers and the Underwriters of an undertaking to return any such reimbursements to the extent that it is determined by a court of competent jurisdiction that such indemnification of the Sellers and the Underwriters by the Selling Shareholder is not permitted. Any such interim reimbursement payments that are not made to the Sellers or an Underwriter within 30 days of receipt of a request for reimbursement, and all appropriate supporting documentation, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that such Selling Shareholder may otherwise have. The Selling Shareholder will not, without the prior written consent of the Sellers and Morgan Keegan & Company, Inc., as representative of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not any of the Sellers or any Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Sellers and each Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

              The indemnity agreement in this Section 9(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each of the officers and directors of the Sellers and each Underwriter and each person, if any, who controls the Sellers and any Underwriter within the meaning of the 1933 Act to the same extent such indemnity agreement applies to the Sellers and the Underwriters.

              c. Each Underwriter, severally but not jointly, will indemnify and hold harmless the Sellers and the Selling Shareholder against any losses, claims, damages or liabilities to which the Sellers or the Selling Shareholder may become subject, under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by such Underwriter herein contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Sellers by such Underwriter expressly for use therein; and will reimburse the Sellers and the Selling Shareholder for any legal or other expenses reasonably incurred by either the Sellers or the Selling Shareholder, or both, in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to its other obligations under this
      Section 9(c), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(c), they will reimburse the Sellers or the Selling Shareholder, or both, on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse either the Sellers or the Selling Shareholder, or both, for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Sellers or the Selling Shareholder within 30 days of receipt of a request for reimbursement, and all appropriate documentation, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Underwriters may otherwise have. No Underwriter will, without the prior written consent of the Sellers and the Selling Shareholder, settle or compromise or consent to the entry of judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Sellers or the Selling Shareholder is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Sellers and the Selling Shareholder from all liability arising out of such action or claim (or related cause of action or portion thereof).

              The indemnity agreement in this Section 9(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each of the officers and directors of the Sellers and the Selling Shareholder and each person, if any, who controls the Sellers and the Selling Shareholder within the meaning of the 1933 Act to the same extent such indemnity agreement applies to the Sellers and the Selling Shareholder.

              d. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided for in subsection (a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this subsection (d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under
      Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that if the indemnified party has been advised by counsel in writing that there are one or more defenses available to the indemnified party which are different from or additional to those available to the indemnifying party, then the indemnified party shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party; provided, however, that if the indemnifying party is the Company or the Selling Shareholder, then the Company or the Selling Shareholder shall only be obligated to pay the reasonable fees and expenses of a single law firm (and any reasonably necessary local counsel) employed by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

              e. It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 9(a), (b) and (c) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 9(a), (b) and (c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 9(a), (b) and (c).

              f. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 9 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Sellers, the Selling Shareholder, and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Sellers, the Selling Shareholder, and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible pro rata for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the aggregate public offering price (before deducting expenses) relating to all of the Firm Shares appearing thereon, (b) the Sellers are responsible for that portion represented by the percentage that the proceeds received by the Sellers from the sale of the Firm Company Shares appearing on the cover page of the Prospectus bears to the aggregate public offering price (before deducting expenses) relating to all of the Firm Shares appearing thereon and (c) the Selling Shareholder is responsible for that portion represented by the percentage that the proceeds received by the Selling Shareholder from the sale of the Firm Selling Shareholder Shares appearing on the cover page of the Prospectus bears to the aggregate public offering price (before deducting expenses) relating to all of the Firm Shares appearing thereon, provided, however, that no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, further, that if the allocation provided above is not permitted by applicable law, the Sellers, the Selling Shareholder and the Underwriters shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers, the Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Sellers, the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(f). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. Notwithstanding the provisions of this Section 9(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligations of the Sellers and the Selling Shareholder in this Section 9(f) to contribute are several, in proportion to the amount of the net offering proceeds received by each, and not joint. The Underwriters' obligations in this Section 9(f) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 9(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each officer and director of the Selling Shareholder and the Sellers, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Sellers or the Selling Shareholder, within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company, the Sellers or the Selling Shareholder.

      Section 10. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company, the Sellers and the Selling Shareholder, or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Sellers, the Selling Shareholder, or any Underwriter or controlling person, and with respect to an Underwriter or the Sellers and the Selling Shareholder, will survive delivery of and payment for the Shares or termination of this Agreement.

      Section 11.    Effective Date of Agreement and Termination.

              a. This Agreement shall become effective immediately as to Sections 7 and 9 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 10:00 a.m. New York, New York time, on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 10:00 a.m. New York, New York time on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 11, the Shares shall be deemed to have been so released upon the release of publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams (i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, as representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 7 hereof.

              b. You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) in accordance with the penultimate paragraph of Section 8 of this Agreement, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, properties, assets, results of operations or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business, or
      (iii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or
      (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) if there has been any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the 1933 Act Regulations), or (vi) if a banking moratorium has been declared by federal or New York or Tennessee authorities, or
      (vii) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or (viii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

              c. If this Agreement is terminated pursuant to this Section 11, such termination shall be without liability of any party to any other party, except to the extent provided in Section 7. Notwithstanding any such termination, the provisions of Section 9 shall remain in effect.

      Section 12. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non- defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

              a. If the aggregate number of Firm Shares which are Defaulted Securities does not exceed 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters; and

              b. If the aggregate number of Firm Shares which are Defaulted Securities exceeds 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section 12 shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 12.

      Section 13. Default by the Company. If the Company or the Selling Shareholder shall fail at the Closing Time to sell and deliver the aggregate number of Firm Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 7 and except that the provisions of Section 9 shall remain in effect.

      No action taken pursuant to this Section shall relieve the Company or the Selling Shareholder from liability, if any, in respect to such default.

      Section 14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103, Attention: Mike Harris (with a copy sent in the same manner to Andrews & Kurth L.L.P., 4200 Texas Commerce Tower, 600 Travis, Suite 4200, Houston, Texas 77002, Attention: Thomas P. Mason); and notices to the Company and the Selling Shareholder shall be directed to them at, respectively, Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170,
Attention: Carl C. Hanemann and McDermott Incorporated, 1450 Poydras Street, New Orleans, Louisiana 70160, attn: Jack M. Arnold (with a copy sent in the same manner to Andrews & Kurth L.L.P., 4200 Texas Commerce Tower, 600 Travis, Suite 4200, Houston, Texas 77002 Attention: Thomas P. Mason).

      Section 15. Parties. This Agreement is made solely for the benefit of and is binding upon the Underwriters, the Company and the Selling Shareholder, to the extent provided in Section 9, any person controlling the Company or the Selling Shareholder, or any of the Underwriters, the officers and directors of the Company and the Selling Shareholder, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 9, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.

      All of the obligations of the Underwriters hereunder are several and not joint.

      Section 16. Governing Law and Time. This Agreement shall be governed by the laws of the State of Tennessee. Specified time of the day refers to United States Eastern Time. Time shall be of the essence of this Agreement.

      Section 17. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, and upon the acceptance hereof by Morgan Keegan & Company, Inc., on behalf of each of the Underwriters, this instrument will become a binding agreement among the Company, the Selling Shareholder, and the several Underwriters in accordance with its terms. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company or the Selling Shareholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        UNIFAB INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        MCDERMOTT INCORPORATED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        UNIVERSAL FABRICATORS
                                        INCORPORATED


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        UNIVERSAL PARTNERS, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above:

MORGAN KEEGAN & COMPANY, INC.
STEPHENS INC.

By:  Morgan Keegan & Company, Inc.


By:
   -----------------------------------
     (Authorized Representative)

On behalf of each of the Underwriters

                                   SCHEDULE A


                                                                  Number of
                                                                 Firm Shares
Underwriter                                                    to be Purchased
-----------                                                    ---------------

Morgan Keegan & Company, Inc.
Stephens Inc.
                                                                   -----------
TOTAL                                                               2,815,000
                                                                   ===========

                                   SCHEDULE B

                              SELLING SHAREHOLDER


                                                                  Number of
                                                                 Firm Selling
Name                                                          Shareholder Shares
----                                                          ------------------

McDermott Incorporated                                             1,715,000
                                                               -----------------


TOTAL                                                              1,715,000
                                                               =================



                                                                         ANNEX I

         Pursuant to Section 7(f) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:

                 (i) they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning the 1933 Act and the applicable published rules and regulations thereunder;

                 (ii) in their opinion, the consolidated financial statements and schedules audited by them and included in the Prospectus, the Registration Statement and any 462(b) Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder;

                 (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) as of a specified date not more than 5 days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company and its Subsidiaries, or any decreases in net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (B) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (C) there were any decreases in net sales or operating income or the total or per share amounts of net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

                 (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement; and

                 (v) On the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
         (v), inquiries of certain officials of the Company and its consolidated Subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                 References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.





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